UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2016

MARATHON PATENT GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-36555	01-0949984
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11100 Santa Monica Blvd., Ste. 380 Los Angeles, CA	90025
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 232-1701

(Former name or former address, if changed since last report)

Copies to:

Harvey J. Kesner, Esq.

61 Broadway, 32nd Floor

New York, New York 10006

Telephone: (212) 930-9700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.02   TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On February 23, 2016, Marathon Group SA, a Luxembourg société anonyme, Uniloc Luxembourg, S.A., a Luxembourg société anonyme, Uniloc Corporation Pty. Limited, an Australian company limited by shares ACN 058 043 744, and Marathon Patent Group, Inc., a Nevada corporation, entered into a Termination Agreement terminating the Business Combination Agreement dated August 14, 2015 by and among the parties set forth above.

ITEM 7.01   REGULATION FD DISCLOSURE.

On February 23, 2016, the Company issued a press release announcing that the Business Combination Agreement, dated August 14 2015 by and among Marathon Group SA, a Luxembourg société anonyme, Uniloc Luxembourg, S.A., a Luxembourg société anonyme, Uniloc Corporation Pty. Limited, an Australian company limited by shares ACN 058 043 744, and Marathon Patent Group, Inc., a Nevada corporation was terminated on February 23, 2016. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.  The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained in this Current Report on Form 8-K constitutes material investor information that is not otherwise publicly available.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

The exhibit listed in the following Exhibit Index is furnished as part of this Current Report on Form 8-K.

Exhibit No.	Description
2.1	Termination Agreement dated February 23, 2016 of Business Combination Agreement dated August 14 2015

99.1	Marathon Patent Group, Inc. Press Release dated February 23, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  February 23, 2016

MARATHON PATENT GROUP, INC.

By:	/s/ Francis Knuettel II
Name: Francis Knuettel II
Title: Chief Financial Officer